UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2024

COLLEGIUM PHARMACEUTICAL, INC.

(Exact Name of Registrant as Specified in its Charter)

Virginia	001-37372	03-0416362
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

100 Technology Center Drive
Suite 300
Stoughton, MA 02072
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (781) 713-3699

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	COLL	The NASDAQ Global Select Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 16, 2024, Collegium Pharmaceutical, Inc. (the “Company”) held its 2024 Annual Meeting of Shareholders (the “Annual Meeting”). A total of 32,705,747 shares of common stock of the Company were entitled to vote as of March 27, 2024, the record date for the Annual Meeting, of which 31,059,529 were present in person or by proxy at the Annual Meeting.  The following is a summary of the final voting results for each matter presented to shareholders.

PROPOSAL 1:

Election of eight Directors to hold office until the 2025 Annual Meeting of Shareholders.

Nominee	For	Against	Abstentions	Broker Non-Votes
Rita Balice-Gordon	28,105,388	568,305	24,995	2,360,841
Garen Bohlin	28,404,221	268,899	25,568	2,360,841
John Fallon	25,399,411	3,273,949	25,328	2,360,841
John Freund	28,384,244	289,466	24,978	2,360,841
Michael Heffernan	26,121,329	2,552,363	24,996	2,360,841
Neil McFarlane	28,442,938	230,764	24,986	2,360,841
Gwen Melincoff	28,081,458	592,076	25,154	2,360,841
Gino Santini	28,284,684	389,000	25,004	2,360,841

Each of Rita Balice-Gordon, Garen Bohlin, John Fallon, John Freund, Michael Heffernan, Neil McFarlane, Gwen Melincoff, and Gino Santini was re-elected by the Company’s shareholders as Directors to hold office until the 2025 Annual Meeting of Shareholders.

PROPOSAL 2:

Approval of, on an advisory basis, the compensation of the Company’s named executive officers.

For	Against	Abstentions	Broker Non-Votes
28,311,783	350,755	36,150	2,360,841

On an advisory basis, the Company’s shareholders approved the compensation of the Company’s named executive officers.

PROPOSAL 3:

Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024.

For	Against	Abstentions	Broker Non-Votes
30,106,217	92,255	23,996	837,061

Proposal 3 was approved by the Company’s shareholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 20, 2024	Collegium Pharmaceutical, Inc.

	By:	/s/ Colleen Tupper
Name: Colleen Tupper
Title: Executive Vice President and Chief Financial Officer